UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2023

ROKU, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Coleman Avenue San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Arrangement with Named Executive Officer

On August 9, 2023, Roku DX UK Ltd, a wholly owned subsidiary of Roku, Inc. (the “Company”), entered into an employment contract (the “Employment Contract”) with Gidon Katz, the Company’s President, Consumer Experience, effective August 1, 2023 (the “Effective Date”), due to Mr. Katz’s relocation from the United States to the United Kingdom.

Under the terms of the Employment Contract, Mr. Katz will (i) continue to have an annual base salary of $2.8 million, (ii) retain the equity awards previously granted to him under the Company’s 2017 Equity Incentive Plan, each of which will continue to vest in accordance with their respective terms, and (iii) be eligible to participate in other employee benefits as may be offered from time to time to employees of Roku DX UK Ltd. Mr. Katz has also entered into the Company’s standard form of indemnification agreement, which is attached as Exhibit 10.9 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the SEC on September 18, 2017 (File No. 333-220318).

The foregoing is not a complete description of the Employment Contract and is qualified in its entirety by reference to the full text and terms of the Employment Contract, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Contract, by and between Roku DX UK Ltd and Gidon Katz, dated August 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.
Dated: August 11, 2023
	By:	/s/ Stephen H. Kay
Stephen H. Kay
Senior Vice President, General Counsel and Secretary